EXHIBIT E

CURRENT CONTRACTUAL AND VOLUNTARY EXPENSE
LIMITATIONS

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NEUBERGER BERMAN EQUITY FUNDS
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Contractual Expense Limitations

		Expense	End Date of
Fund	Class	Limitation	Limitation Period
Neuberger Berman	Investor	1.50%	8/31/2019
Century Fund
Neuberger Berman	Institutional	0.95%	8/31/2012
Climate Change Fund	A	1.20%	8/31/2012
	C	1.95%	8/31/2012
Neuberger Berman	Institutional	1.25%	8/31/2012
Emerging Markets	A	1.50%	8/31/2012
Equity Fund	C	2.25%	8/31/2012
Neuberger Berman	Institutional	0.80%	8/31/2011
Equity Income Fund	A	1.16%	8/31/2011
	C	1.91%	8/31/2011
Neuberger Berman	Trust	1.50%	8/31/2012
Focus Fund	Advisor	1.50%	8/31/2019
Neuberger Berman	Trust	1.50%	8/31/2012
Genesis Fund	Advisor	1.50%	8/31/2019
	Institutional	0.85%	8/31/2019
Neuberger Berman	Trust	1.50%	8/31/2012
Guardian Fund	Advisor	1.50%	8/31/2019
Neuberger Berman	Investor	1.40%	8/31/2012
International Fund	Trust	2.00%	8/31/2019
Neuberger Berman	Institutional	0.85%	8/31/2019
International Institutional Fund
Neuberger Berman	Trust	1.25%	8/31/2012
International Large Cap Fund	Institutional	0.90%	8/31/2012
	A	1.30%	8/31/2012
	C	2.00%	8/31/2012
Neuberger Berman	Institutional	0.75%	8/31/2012
Large Cap Disciplined	A	1.20%	8/31/2012
Growth Fund	C	1.95%	8/31/2012
Neuberger Berman	Trust	1.50%	8/31/2012
Mid Cap Growth Fund	Advisor	1.50%	8/31/2019
	Institutional	0.75%	8/31/2012

Contractual Expense Limitations

		Expense	End Date of
Fund	Class	Limitation	Limitation Period
Neuberger Berman	Trust	1.50%	8/31/2012
Partners Fund	Advisor	1.50%	8/31/2019
	Institutional	0.70%	8/31/2012
Neuberger Berman	Trust	1.50%	8/31/2019
Real Estate Fund	Institutional	0.85%	8/31/2019
Neuberger Berman	Investor	1.50%	8/31/2019
Regency Fund	Trust	1.25%	8/31/2019
Neuberger Berman	Institutional	0.75%	8/31/2012
Select Equities Fund	A	1.20%	8/31/2012
	C	1.95%	8/31/2012
Neuberger Berman	Investor	1.30%	8/31/2019
Small Cap Growth Fund	Trust	1.40%	8/31/2019
	Advisor	1.60%	8/31/2019
	Institutional	0.90%	8/31/2012
Neuberger Berman	Trust	1.10%	8/31/2019
Small and Mid Cap
Growth Fund
Neuberger Berman	Trust	1.50%	8/31/2012
Socially Responsive Fund	Institutional	0.75%	8/31/2012

Voluntary Expense Limitations*
Fund	Class	Voluntary Expense Limitation
Neuberger Berman	Trust	0.99%
Real Estate Fund
Neuberger Berman	Institutional	0.80%
International Institutional Fund

* Each undertaking is in addition to the contractual undertakings noted above.

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LEHMAN BROTHERS INCOME FUNDS
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Contractual Expense Limitations

		Expense	End Date of
Fund	Class	Limitation	Limitation Period
Neuberger Berman	Investor	0.65%	10/31/2011
Cash Reserves
Neuberger Berman	Investor	0.85%	10/31/2018
Core Bond Fund	Institutional	0.45%	10/31/2018
	A	0.85%	10/31/2018
	C	1.60%	10/31/2018
Neuberger Berman	Investor	0.45%	10/31/2011
Government Money Fund
Neuberger Berman	Investor	1.00%	10/31/2011
High Income Bond Fund
Neuberger Berman	Investor	0.59%	10/31/2011
Municipal Money Fund
Neuberger Berman	Investor	0.65%	10/31/2011
Municipal Securities Trust
Neuberger Berman	Investor	0.59%	10/31/2011
New York Municipal
Money Fund
Neuberger Berman	Investor	0.70%	10/31/2011
Short Duration Bond Fund	Trust	0.80%	10/31/2011
Neuberger Berman	Institutional	0.75%	10/31/2018
Strategic Income Fund	Trust	1.10%	10/31/2011
	A	1.15%	10/31/2018
	C	1.85%	10/31/2018
Neuberger Berman	N/A	0.08% *	10/31/2012
Tax-Free Money Fund

* The expense limitation only applies to the investment management fee.

Voluntary Expense Limitations*

Fund	Class	Voluntary Expense Limitation
Neuberger Berman	N/A	Agreed to waive management
Core Bond Fund		fee in the amount of 0.25%
Neuberger Berman	N/A	Agreed to waive management
Cash Reserves		fee in the amount of 0.02%
Neuberger Berman	Investor	0.50%
New York Municipal Money Fund
Neuberger Berman	Reserve	0.20%
Tax-Free Money Fund

* Each undertaking, where applicable, is in addition to the contractual undertakings noted above.

___________________________

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS
___________________________

Contractual Expense Limitations

			End Date of
		Expense	Limitation
Fund	Class	Limitation	Period
Neuberger Berman Treasury Fund	Institutional	.20%	3/31/2011

Voluntary Expense Limitations*

		Voluntary Expense
Fund	Class	Limitation
Neuberger Berman Treasury Fund	Institutional	.05%

* Each undertaking is in addition to the contractual undertakings noted above.

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NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES
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Contractual Expense Limitations

			End Date of
		Expense	Limitation
Fund	Class	Limitation	Period
Neuberger Berman Institutional Cash Fund	Trust	.41%	3/31/2011
Neuberger Berman Prime Money Fund	Trust	.41%	3/31/2011

Voluntary Expense Limitations*

Voluntary Expense
Fund	Class	Limitation
Neuberger Berman Institutional Cash Fund	Trust	-
Neuberger Berman Prime Money Fund	Trust	-

* Each undertaking is in addition to the contractual undertakings noted above.